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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

        In connection with the Amendment No. 1 to Transition Report of MailKey Corporation (the "Company") on Form 10-KSB/A for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "report"), Graham Norton-Standen, Chief Executive Officer of the Company, and Roger B. Ponting, Chief Financial Officer of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

        (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                              /s/  Graham Norton-Standen
                                              ----------------------------------
                                              Graham Norton-Standen
                                              Chief Executive Officer


                                              /s/  Roger B. Ponting
                                              ----------------------------------
                                              Roger B. Ponting
                                              Chief Financial Officer


Date:  July 19, 2004